UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

December 15, 2017

QTS Realty Trust, Inc.

QualityTech, LP

(Exact name of registrant as specified in its charter)

Maryland (QTS Realty Trust,Inc.) Delaware (QualityTech, LP)	001-36109 333-201810	46-2809094 27-0707288
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

12851 Foster Street Overland Park, KS	66213
(Address of principal executive offices)	(Zip Code)

(913) 814-9988

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01     Entry into a Material Definitive Agreement.

On December 15, 2017, QualityTech, LP (the “Operating Partnership”), the operating partnership of QTS Realty Trust, Inc. (the “Company”), amended its Fifth Amended and Restated Credit Agreement (the “Amended and Restated Agreement”) with KeyBank National Association, as agent, to, among other things: (i) increase the Revolving Credit Commitment from $700 million to $820 million; (ii) increase the Term Loan A Commitment from $300 million to $350 million; (iii) increase the Term Loan B Commitment from $200 million to $350 million; (iv) increase the maximum total commitments from $1.2 billion to $1.52 billion; (v) extend the maturity date of Term Loan A from December 17, 2021to December 17, 2022; (vi) extend the maturity date of Term Loan B from April 27, 2022 to April 27, 2023; (vii) extend the revolving credit maturity date from December 17, 2020 (with the option to extend until December 17, 2021) to December 17, 2021 (with the option to extend until December 17, 2022); (viii) increase the accordion feature to allow the credit facility to be increased to up to $1.92 billion, subject to certain conditions, including the consent of the agent and obtaining necessary commitments; and (ix) make conforming changes to the Company's Third Amended and Restated Unconditional Guaranty of Payment and Performance dated as of December 20, 2016 (the "Amendment").  As of December 15, 2017, the terms loans were fully funded and $148 million was outstanding under the revolving credit facility.

A copy of the Amendment is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 10.1.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure.

On December 18, 2017, the Company issued a press release announcing the Amendment.  A copy of the press release is attached hereto as Exhibit 99.1.

The information disclosed in this 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

10.1

First Amendment to Fifth Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated December 15, 2017, among QualityTech, LP, QTS Realty Trust, Inc., certain subsidiaries of QualityTech, LP, KeyBank National Association, as agent and the lenders party thereto.

99.1	Press Release issued by QTS Realty Trust, Inc. on December 18, 2017.

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

First Amendment to Fifth Amended and Restated Credit Agreement and Amendment to Other Loan Documents dated December 15, 2017, among QualityTech, LP, QTS Realty Trust, Inc., certain subsidiaries of QualityTech, LP, KeyBank National Association, as agent and the lenders party thereto.

99.1	Press Release issued by QTS Realty Trust, Inc. on December 18, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QTS Realty Trust, Inc.

	By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel
December 18, 2017

QualityTech, LP

	By:	QTS Realty Trust, Inc.,
its general partner

December 18, 2017	By:	/s/ Shirley E. Goza
Shirley E. Goza
Secretary and General Counsel